AMERITAS VARIABLE LIFE INSURANCE COMPANY
                                    ("AVLIC")
           AMERITAS VARIABLE LIFE INSURANCE COMPANY SEPARATE ACCOUNT V
                              ("Separate Account")
      Supplement to OVERTURE OVATION!, OVERTURE VIVA!, OVERTURE BRAVO! and
                             CORPORATE BENEFIT VUL
                         Prospectuses Dated May 1, 2004
                          Supplement Dated July 1, 2004

The variable life insurance policy prospectus "OTHER IMPORTANT POLICY INFORMATION" section is amended by adding the following new provision:

         DISTRIBUTION OF THE POLICY

         Our underwriter and affiliate, Ameritas Investment Corp., enters into contracts with its own registered representatives to sell Policies and with various broker-dealers ("Distributors") to distribute Policies through their representatives. Total commission paid for the Policies and other information about distribution compensation can be found in this Policy's Statement of Additional Information ("SAI"). Instructions to obtain an SAI are on the last page of this prospectus. It is also fair for you to ask a representative about the commission they earn for the sale of a Policy. Information about compensation we pay helps you determine whether a representative may have an incentive to recommend our product over another.

         In addition to regularly scheduled commission, which is indirectly paid for by certain Policy charges, distribution compensation can include periodic cash incentives paid based upon sales goals. We may enter into special compensation or reimbursement arrangements with certain broker-dealers for, among other things, training of sales personnel, marketing or other services they provide to us or our affiliates. Any additional compensation is paid out of our own assets and will not result in any additional direct charge to you.

The Ameritas Variable Life Insurance Company Separate Account V Statement of Additional Information dated May 1, 2004 is amended by adding the following new provision:

         DISTRIBUTION SALES INCENTIVE

         In addition to regularly scheduled commissions and distribution expenses paid to broker-dealers and to registered representatives to distribute policies, we may periodically offer cash incentives to our distributors based upon sales goals.

         Participating registered representatives may earn a cash bonus by reaching sales of specified target premium levels on all life products (both fixed and variable), except term life insurance products, issued by Ameritas Variable Life Insurance Company, affiliate Ameritas Life Insurance Corp., and affiliate Acacia Life Insurance Company for applications signed and dated July 1 through September 30, 2004. The bonus payout range is from $500 to $3,000 on cumulative life insurance target premium from $12,000 to $36,000 per year. Details of the cash bonus program are available from us.

                     Please retain this Supplement with the
                           current prospectus for your
                            variable Policy issued by
                        Ameritas Variable Life Insurance
                                    Company.

                 If you do not have a current prospectus, please
                        contact AVLIC at 1-800-745-1112.